UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 3, 2019
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Nuverra Environmental Solutions, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-33816	26-0287117
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6720 N. Scottsdale Road, Suite 190, Scottsdale, Arizona 85253
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (602) 903-7802
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01    OTHER EVENTS

On January 3, 2019, Nuverra Environmental Solutions, Inc. (the “Company”) issued a press release announcing the results of its Rights Offering to shareholders, which closed to subscriptions on December 28, 2018. Aggregate gross proceeds to the Company were $32.5 million. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
The Rights Offering launched on December 10, 2018 and was backstopped by Ascribe II Investments LLC and Ascribe III Investments LLC (collectively “Ascribe”) and ECF Value Fund LP, ECF Value Fund II LP and ECF Value Fund International Master L.P. (collectively “Gates”), which collectively held approximately 88.6% of the issued and outstanding shares of Nuverra’s common stock as of the record date (December 10, 2018) for the Rights Offering. The Rights Offering was made pursuant to a prospectus supplement to the previously-filed Registration Statement on Form S-1, which was declared effective by the U.S. Securities and Exchange Commission on December 7, 2018.
Nuverra sold an aggregate of 3,381,894 shares of common stock at a purchase price of $9.61 per share in the Rights Offering. A total of 3,157,563 shares will be issued pursuant to the basic rights exercised (including 2,996,003 shares issued to Ascribe and Gates and 161,560 shares issued to other stockholders); 5 shares will be issued to stockholders (other than Ascribe and Gates) pursuant to the oversubscription privilege; and Ascribe and Gates will be issued 224,326 shares pursuant to their backstop commitment.
The shares of common stock subscribed for in the Rights Offering are expected to be distributed to applicable offering participants through the Company’s transfer agent or through the clearing systems of the Depository Trust Company, which commenced on January 2, 2019. Immediately following closing of the Rights Offering, the Company will have 15,614,981 common shares outstanding.

Item 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits

Exhibit Number	Description

99.1	Press Release, dated January 3, 2019

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated January 3, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVERRA ENVIRONMENTAL SOLUTIONS, INC.

Date: January 3, 2019	By:	/s/ Joseph M. Crabb
	Name:	Joseph M. Crabb
	Title:	Executive Vice President and Chief Legal Officer